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                                                                   EXHIBIT 10(a)



                  [Sutherland Asbill & Brennan LLP Letterhead]





STEPHEN E. ROTH
DIRECT LINE: (202) 383-0158

Internet: sroth@sablaw.com


                              November 15, 1999


VIA EDGARLINK

Board of Directors
Farmers New World Life Insurance Company
3003 77th  Avenue, S.E.
Mercer Island, WA  98040

Ladies and Gentlemen:

         We hereby consent to the reference to our name under the caption "Legal Matters" in the Farmers Variable Annuity Statement of Additional Information filed as part of Pre-Effective Amendment No. 1 to the registration statement on Form N-4 for Farmers Annuity Separate Account A (File No. 333-85183). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                        Very truly yours,

                                        Sutherland Asbill & Brennan LLP



                                        By:  /s/ Stephen E. Roth
                                             ---------------------------
                                             Stephen E. Roth